                                                                                 EX 23
                                                                    Form 11-K for 2001
                                                                       File No. l-8610

                              CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in the Registration Statements
      (Form S-8, No. 333-24295, 333-66105 and 333-88667) pertaining to the SBC
      Savings Plan of our report dated June 21, 2002, with respect to the financial statements and supplemental schedule of the SBC Savings Plan included in this
      Annual Report (Form 11-K) for the year ended December 31, 2001.

                                                ERNST & YOUNG LLP

      San Antonio, Texas
      June 21, 2002